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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) APRIL 1, 2005


                            NUVEEN INVESTMENTS, INC.

             (Exact name of Registrant as specified in its charter)


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
    DELAWARE                          1-11123                         36-3817266

(State or other              (Commission File Number)              (IRS Employer
  jurisdiction of                                                 Identification
  incorporation)                                                         Number)

333 WEST WACKER DRIVE, CHICAGO, ILLINOIS                                 60606

(Address of principal executive offices)                            (Zip Code)
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                                 (312) 917-7700

              (Registrant's telephone number, including area code)

                                       N/A

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

BRIDGE CREDIT AGREEMENT

      On April 1, 2005, Nuveen Investments, Inc. ("Nuveen") entered into a Bridge Credit Agreement (the "Bridge Credit Agreement") with Citicorp North America, Inc., as administrative agent, and the other financial institutions named therein, as lenders.

      The Bridge Credit Agreement provides for an unsecured multi-draw term loan of $750,000,000 to Nuveen, subject to customary conditions precedent. The maturity date of the facility is March 31, 2006. Borrowings under the facility will bear interest at a rate, at Nuveen's option, of either LIBOR or the Federal Funds rate plus a spread equal to 0.335% to 0.470% based on Nuveen's leverage, with such applicable spread increasing by 0.25% on September 30, 2005 and by an additional 0.25% on December 31, 2005. The Bridge Credit Agreement requires Nuveen to pay a facility fee quarterly in arrears in an annual amount ranging from 0.09% to 0.13%, depending on Nuveen's leverage ratio, and when applicable a utilization fee. The Bridge Credit Agreement includes customary representations and warranties and affirmative and negative covenants including, among others, covenants relating to financial reporting, maintenance of certain financial ratios, incurrence of liens, sale or disposition of assets and incurrence of other indebtedness. Nuveen intends to use up to $450,000,000 of the amount available under the facility to repurchase shares of its capital stock owned by The St. Paul Travelers Companies, Inc. ("St. Paul") pursuant to a Repurchase Agreement, dated as of March 29, 2005, between Nuveen and St. Paul (the "Stock Repurchase"), and $300,000,000 of the amount available under the facility to prepay the holders of Nuveen's 4.22% senior unsecured notes due September 19, 2008 (the "Senior Note Prepayment"). Borrowings under the Bridge Credit Agreement may be used only for these purposes.

      The Bridge Credit Agreement provides for customary events of default with corresponding grace periods, including, among other things, failure to pay any principal or interest when due, failure to comply with certain covenants, certain insolvency or receivership events affecting Nuveen or its subsidiaries, and a change in control of Nuveen (as defined in the Bridge Credit Agreement). In the event of a default by Nuveen, the administrative agent may, and at the request of the requisite number of lenders shall, declare all amounts owing under the Bridge Credit Agreement immediately due and payable, terminate the lenders' commitments to make loans under the Bridge Credit Agreement, and/or exercise any and all remedies and other rights under the Bridge Credit Agreement. For certain events of default related to insolvency and receivership, the commitments of the lenders will be automatically terminated and all outstanding loans will become immediately due and payable.

      Certain of the lenders party to the Bridge Credit Agreement, the 3-Year Facility (as defined below) and the 364-Day Facility (as defined below), and certain holders of the Senior Notes (as defined below), as well as certain of their respective affiliates, have performed, and may in the future perform, for Nuveen and its subsidiaries, various commercial banking, investment banking, underwriting and other financial advisory services, for which they have received, and will receive, customary fees and expenses.


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      The foregoing description of the Bridge Credit Agreement is qualified in its entirety by reference to the Bridge Credit Agreement filed as Exhibit 10.1 hereto which is hereby incorporated by reference herein.

AMENDMENT TO 3-YEAR CREDIT AGREEMENT

      On April 4, 2005, Nuveen entered into the First Amendment to 3-Year Credit Agreement and Waiver with certain financial institutions as lenders (the "Amendment"), amending that certain $125,000,000 3-Year Credit Agreement dated as of August 7, 2003, among Nuveen, certain financial institutions as lenders, Citibank, N.A., as syndication agent, JPMorgan Chase Bank, N.A. (as successor to Bank One, NA), as documentation agent, and Bank of America, N.A., as administrative agent (the "3-Year Facility"). The 3-Year Facility provides an aggregate $125 million revolving credit facility. Borrowings under the 3-Year Facility bear interest at various published rates plus a spread ranging from 0.325% to 0.450%, depending on Nuveen's leverage ratio. Nuveen also pays a facility fee quarterly in arrears in an annual amount ranging from 0.10% to 0.15%, depending on Nuveen's leverage ratio, and when applicable a utilization fee under the terms of the 3-Year Facility. No amounts are drawn under the 3-Year Facility as of April 6, 2005.

      The Amendment provides for amendments to the definitions of "Change of Control," "Debt" and "Indebtedness" in the 3-Year Facility, as well as the insertion of certain definitions and modifications to certain covenants of Nuveen (including a reset of Nuveen's minimum net worth requirement), so as to allow Nuveen to continue to draw upon the 3-Year Facility following the consummation of the transactions contemplated by the Stock Repurchase and the Senior Note Prepayment.

      The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment filed as Exhibit 10.2 hereto which is hereby incorporated by reference herein. The 3-Year Facility was filed as Exhibit 10.6 to Nuveen's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, and is hereby incorporated by reference herein.

ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

PREPAYMENT OF SENIOR NOTES

      On April 1, 2005, Nuveen gave notice to holders of its outstanding $300,000,000 of 4.22% unsecured senior notes due September 19, 2008 (the "Senior Notes") issued pursuant to the Note Purchase Agreement dated as of September 19, 2003, between Nuveen and the initial purchasers of such Senior Notes (the "Note Purchase Agreement") of its intent to prepay in full such Senior Notes. On April 6, 2005, Nuveen made borrowings under the Bridge Credit Agreement to repay the Senior Notes. The Note Purchase Agreement was filed as Exhibit 10.8 to Nuveen's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, and is hereby incorporated by reference herein.

TERMINATION OF 364-DAY CREDIT AGREEMENT


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      On April 4, 2005, certain financial institutions, in their capacities as lenders, executed a Consent (to which Nuveen agreed and acknowledged), terminating their $125,000,000 aggregate commitments under that certain 364-Day Credit Agreement, dated as of August 7, 2003, among Nuveen, certain financial institutions as lenders, Citibank, N.A., as syndication agent, JPMorgan Chase Bank, N.A. (successor to Bank One, NA), as documentation agent, and Bank of America, N.A., as administrative agent (the "364-Day Facility"). The 364-Day Facility provided for an aggregate $125 million revolving credit facility. Borrowings under the 364-Day Facility bore interest at various published rates plus a spread ranging from 0.335% to 0.470%, depending on Nuveen's leverage ratio. Nuveen also paid a facility fee quarterly in arrears in an annual amount ranging from 0.09% to 0.13%, depending on Nuveen's leverage ratio, and when applicable a utilization fee under the terms of the 364-Day Facility. No amounts were drawn under the 364-Day Facility as of the date of termination. The 364-Day Facility was filed as Exhibit 10.7 to Nuveen's Quarterly Report on Form 10-Q for the quarter ended September 30, 2003, and is hereby incorporated by reference herein.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

      Exhibit 10.1 Bridge Credit Agreement, entered into as of April 1, 2005, among Nuveen Investments, Inc., the several financial institutions from time to time party thereto as banks, and Citicorp North America, Inc., as administrative agent

      Exhibit 10.2 First Amendment to 3-Year Revolving Credit Agreement and Waiver, dated as of April 4, 2005, among Nuveen Investments, Inc. and certain financial institutions party thereto as lenders


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NUVEEN INVESTMENTS, INC.

Date: April 7, 2005                       By: /s/ Alan G. Berkshire
                                          Name: Alan G. Berkshire
                                          Title: Senior Vice President and
                                                 General Counsel


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                                  EXHIBIT INDEX

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
EXHIBIT NUMBER                DESCRIPTION
      Exhibit 10.1 Bridge Credit Agreement, entered into as of April 1, 2005, among Nuveen Investments, Inc., the several financial institutions from time to time party thereto as banks, and Citicorp North America, Inc., as administrative agent

      Exhibit 10.2 First Amendment to 3-Year Revolving Credit Agreement and Waiver, dated as of April 4, 2005, among Nuveen Investments, Inc. and certain financial institutions party thereto as lenders
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